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                                                                  EXHIBIT 4.1

   NUMBER                                                           SHARES
                                [BRIGHAM LOGO]
                                   BRIGHAM
                              EXPLORATON COMPANY

COMMON STOCK                                                    PAR VALUE $.01
                                                                   PER SHARE

   THIS CERTIFICATE IS TRANSFERABLE                           CUSIP 109178 10 3
IN NEW YORK, NEW YORK AND DALLAS, TEXAS                        SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE,  OF

                         BRIGHAM EXPLORATION COMPANY

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended from time to time, of the Corporation (a copy of which Certificate is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                DATED:

                                COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                BY

                                                            AUTHORIZED SIGNATURE

                               [CORPORATE SEAL]


/s/ BEN M. BRIGHAM          /s/ ANNE L. BRIGHAM

PRESIDENT, CHIEF            SECRETARY
EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD

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                         BRIGHAM EXPLORATION COMPANY

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of the Corporation at its principal place of business or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -        as tenants in common
         TEN ENT -        as tenants by the entireties
         JT TEN  -        as joint tenants with right
                          of survivorship and not as
                          tenants in common

         UNIF GIFT MIN ACT  - ________  Custodian ________
                                (Cust)              (Minor)
                          Under Uniform Gifts to Minors
                          Act _______________________
                                    (State)

   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For Value Received,                             hereby sell, assign and
                   -----------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
     -----------------------------
                                     X
                                      -----------------------------------------
             NOTICE:                                (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)     X
AS WRITTEN UPON THE FACE OF THE       -----------------------------------------
CERTIFICATE WITHOUT ALTERATION                      (SIGNATURE)
OR ANY CHANGE WHATEVER.

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY: